EXHIBIT 32.1


                             RESOLVE STAFFING, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Resolve Staffing, Inc. (the Company) on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronald Heineman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Resolve Staffing, Inc. and will be retained by Resolve Staffing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  April 14, 2005


/s/ Ronald Heineman
-----------------------
Ronald Heineman
Chief Executive Officer